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ATLANTIC GULF COMMUNITIES EXHIBIT TO THE 1996 FORM 10-K

EXHIBIT (c) 21. SUBSIDIARIES OF THE COMPANY


AG AGRICULTURE, INC.

AG SANCTUARY OF ORLANDO, INC.

AG TITLE CORPORATION

AGC AFFORDABLE HOUSING CORPORATION

AGC CL LIMITED PARTNER, INC.

AGC HOMES, INC.

AGC SANCTUARY CORPORATION

ATLANTIC GULF COMMERCIAL REALTY, INC.

ATLANTIC GULF COMMUNITIES MANAGEMENT CORPORATION

ATLANTIC GULF COMMUNITIES SERVICE CORPORATION

ATLANTIC GULF CONSTRUCTION WEST, INC.

ATLANTIC GULF DEVELOPMENT, INC.

ATLANTIC GULF ENGINEERING COMPANY

ATLANTIC GULF REALTY, INC.

ATLANTIC GULF RECEIVABLES CORPORATION

ATLANTIC GULF OF TAMPA, INC.

ATLANTIC GULF UTILITIES, INC.

C.C. VILLAGE DEVELOPMENT CORPORATION

COMMUNITY TITLE AGENCY, INC.

CUMBERLAND COVE, INC. (TENNESSEE)

ENVIRONMENTAL QUALITY LABORATORY, INCORPORATED

EQL ENVIRONMENTAL SERVICES, INC.

ESTERO POINTE DEVELOPMENT CORPORATION

FIVE STAR HOMES, INC.

FLORIDA HOME FINDERS GROUP, INC.

FOX CREEK DEVELOPMENT CORPORATION

FRC INVESTMENTS, INC.

GDV FINANCIAL CORPORATION

GENERAL DEVELOPMENT ACCEPTANCE CORPORATION (DELAWARE)





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GENERAL DEVELOPMENT AIR SERVICE, INC.

GENERAL DEVELOPMENT BROKER SERVICES CORPORATION

GENERAL DEVELOPMENT COMMERCIAL CREDIT CORPORATION

GENERAL DEVELOPMENT HEADQUARTERS CORPORATION

GENERAL DEVELOPMENT RESORTS, INC.

GENERAL DEVELOPMENT SALES CORPORATION

GENERAL DEVELOPMENT SERVICE CORPORATION

GENERAL DEVELOPMENT UTILITIES, INC.

HUNTER TRACE DEVELOPMENT CORPORATION

LAKESIDE DEVELOPMENT OF ORLANDO, INC.

LONGWOOD UTILITIES, INC.

MAPLEWOOD DEVELOPMENT CORPORATION

OCEAN GROVE, INC.

PARKSIDE MORTGAGE, INC.

PANTHER CREEK CORP. (NORTH CAROLINA)

REGENCY ISLAND DUNES, INC.

SABAL TRACE DEVELOPMENT CORPORATION

SUMMERCHASE DEVELOPMENT CORPORATION

SUNSET LAKES DEVELOPMENT CORPORATION

TOWN & COUNTRY II, INC.

UTILITY MANAGEMENT SERVICE, INC.

WINDSOR PALMS CORPORATION

XYZ INSURANCE, INC.





ATLANTIC GULF ASIA HOLDINGS N.V. (NETHERLANDS ANTILLES CORPORATION)

Principal place of business in Curcao, Netherlands Antilles





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